March 15, 2006 Citigroup Small & Mid-Cap Conference Keith Lousteau – Executive VP & CFO Joe Bennett – Senior VP & CAO Exhibit 99.1

TIDEWATER
601 Poydras Street, Suite 1900
New Orleans, LA 70130
Phone: 504.568.1010
Fax: 504.566.4580
Web site address: www.tdw.com
Email: connect@tdw.com
In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in any way anticipated or projected by the Company, involve many risks and uncertainties. Among those risks and uncertainties, many of which are beyond the control of the Company, are:
fluctuations in oil and gas prices; the level of fleet additions by competitors and vessel overcapacity; changes in levels of capital spending in domestic and international markets by customers in the energy industry for exploration, development and production; unsettled political conditions, civil unrest and governmental actions, especially in higher risk countries of operations; changing customer demands for different vessel specifications; acts of terrorism; unsettled political conditions, war, civil unrest and governmental actions, especially in higher risk countries of operations; foreign currency fluctuations; and environmental and labor laws. Participants should consider all of these risk factors as well as other information contained in the Company’s form 10-K’s and 10-Q’s.
FORWARD-LOOKING STATEMENTS

Total Recordable Incident Rates Calendar Years 1.5 0 0.5 1 2000 2001 2002 2003 2004 TIDEWATER DOW CHEMICAL DUPONT EXXON/MOBIL BP “Safest Company In The Industry”

Being Safe Isn’t Easy

Lost Time Accidents 18 10 8 9 5 5 4 1 0 4 8 12 16 20 1998 1999 2000 2001 2002 2003 2004 2005

Balance Financial Strength

Fiscal 2005 & Fiscal 2006 To Date Highlights
Continued improvement in safety record – only one offshore LTA in 26.5 million man hours during FY 2005 and one in FY 2006 thus far
Continued re-generation of Tidewater with new vessels
Improved worldwide operating environment resulting in escalating vessel dayrates and net earnings
July 2005 sale of six vessels resulting in $65.9 million gain
July 2005 announcement of up to $120 million Share Repurchase Program
Positive impact of American Jobs Creation Act of 2004
Continued overall financial strength – Current Debt to Total Cap of 15.9%
(net debt/total cap of 7.7%)
80%+ growth in stock price since beginning of fiscal 2005

Hurricanes Katrina And Rita Impact
Operating base in Amelia, La. incurred very little damage – Was fully operational with internet and system connectivity almost immediately thereafter
Gulf of Mexico vessels were without damage and completely operational
Company personnel accounted for and were temporarily assigned to Amelia and Houston offices
New Orleans office is now accessible, and staff has returned
Disaster Recovery Plan operated as designed
No significant negative financial impact expected as insurance coverage should cover extraordinary costs, but discussions continue with underwriters.
9/30/05 Quarterly financial statements filed timely on 10/27/05
No hull, liability or property claims resulted from the hurricanes

Why A Positive Outlook
Favorable commodity prices
E&P spending up
Rig count up
Strong demand (China, India, West Africa, etc.)
Growth areas match Tidewater’s locations
North Sea activity up
Growing financial effect of our “new” fleet
Boat sector typically late cycle story
Favorable tax changes

Our Strategy
Maintain and grow international market share
Continue to improve domestic profitability
Renew the fleet & assess opportunities for
stacked fleet
Be ready for the right acquisition
Push dayrates to grow profits and cash flow
Maintain financial strength

82% of fiscal 2005 and 80% of fiscal 2006 YTD revenue generated in international markets Areas of Opportunity Maintain and Grow International Market Share

Active Vessel Count By Region
(excludes stacked vessels)
A Strong Global Presence
North
America
64 (17%)
Central/
South
America
96 (26%)
West
Africa
121 (33%)
Europe/M.E.
39 (11%)
Far East
48 (13%)
Vessel count above excludes approximately 145 stacked vessels

International Vessel Dayrates and Utilization 40% 50% 60% 70% 80% 12/02 3/03 6/03 9/03 12/03 3/04 6/04 9/04 12/04 3/05 6/05 9/05 12/05 $5,000 $5,500 $6,000 $6,500 $7,000 $7,500 $8,000

International Dayrates New Vessels Remaining Vessels $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 $11,000 12/02 3/03 6/03 9/03 12/03 3/04 6/04 9/04 12/04 3/05 6/05 9/05 12/05

Domestic Vessel Dayrates and Utilization 20% 30% 40% 50% 60% 70% 80% 12/02 3/03 6/03 9/03 12/03 3/04 6/04 9/04 12/04 3/05 6/05 9/05 12/05 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000

Domestic Dayrates New Vessels Remaining Vessels $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 12/02 3/03 6/03 9/03 12/03 3/04 6/04 9/04 12/04 3/05 6/05 9/05 12/05

VS - 486 John P Laborde VS - 480 Miss Jane Tide UT-745 Russell Tide UT-755 Carline Tide 175’ Fast Supply Vessel Bonnette Tide 207’ PSV Lousteau Tide The New Face Of Tidewater

RENEW THE FLEET

20 442 TOTAL
22 8 Other
26 57 Offshore Tugs
15 88 Crew/Utility
22 255
Towing
Supply/Supply
9 34 Deepwater Vessels
Average
Age
In years
Vessel
Count *
Why Renew Our Worldwide Fleet
* Vessel count is inclusive of stacked vessels

Company Fleet Counts vs. Tidewater Dispositions
(last 6 years)
545
600
26
54
307
77
0
100
200
300
400
500
Tidewater Seacor Trico Gulfmark Hornbeck
Tidewater
Dispositions
227 Sold
43 Scrapped
270
Mindful Of Industry Fleet Totals
* Includes held for sale and joint venture vessels
110 vessels added to Tidewater fleet since January 2000
(excluding ENSCO acquisition and vessels under construction)

MAINTAIN FINANCIAL STRENGTH

Balance Sheet
$             325 $             300 Total Debt
300 300 Senior Notes Debt
25 0 Revolver Debt
$          2,082 $          2,295 Total Liabilities & Equity
1,366 1,592 Stockholders’ Equity
644 604 Other Liabilities
72 99 Current Liabilities
$          2,082 $          2,295     Total Assets
515 481 Other Assets
1,342 1,370 PP&E
207 277 Other Current Assets
$               18 $               167 Cash
March
2004
December
2005
(millions of dollars)

Earnings Growth Over The Last Year
(1) Exclusive of $31.8 million income tax benefit ($.55 per share) resulting from the
American Jobs Creation Act of 2004
(2) Exclusive of $42.8 million after tax gain ($.74 per share) resulting from the sale of six KMAR 404 vessels in July 2005
.50
29
185
35
150
6/30/05
Qtr
.34
20
170
29
141
12/31/04
Qtr
.36
21
175
31
144
3/31/05
Qtr
Diluted EPS
Net Earnings
Vessel Revenue:
Domestic
International
(IN MILLIONS)
(1)
(1)
.68
39
198
9/30/05
Qtr
41
157
1.04
60
12/31/05
Qtr
51
177
228
(2)
(2)
106 102 103
Vessel Oper. Costs
106
103

Operating Profits vs Stock Price
International
Domestic
Stock Price
Millions
($20)
($10)
$0
$10
$20
$30
$40
$50
$60
$70
12/02 3/03 6/03 9/03 12/03 3/04 6/04 9/04 12/04 3/05 6/05 9/05 12/05
$0
$10
$20
$30
$40
$50
$60

(1) Eliminates shipping income from the definition of
Sub-Part F income.
(2) Effect to Tidewater – Effective April 1, 2005, shipping income of foreign-owned affiliates will not be taxed in the U.S. until actually paid in the form of a dividend. Cash left in ownership of foreign affiliates or reinvested abroad in any activity will not be taxed.
(3) Effective tax rate should drop in fiscal 2006 to approximately
20%-26% from historic 32%-35%
(4) Tidewater recorded $31.8 million  tax benefit already as of
3/31/05
American Jobs Creation Act Of 2004

Current OSX Dividend Yields 1.1% 0.8% 0.7% 0.8% 1.6% 0.5% 0.6% 0 0.5 1 1.5 2 Tidewater Schlumberger Halliburton Baker Hughes Global Santa Fe BJ Services Smith International 0.2% Noble Corp

Future Outlook * 2/26/06 First Call consensus of analysts reporting on Tidewater EPS Fiscal 2005 Actual $1.78 Fiscal 2006 * $3.37 Fiscal 2007 * $4.78

Summary
Consistent, conservative management
focused on profitability and strong balance
sheet. Benefit from new tax act
Maintain financial strength
Leading presence in major oil and gas
producing regions worldwide
Maintain and grow international
market share
Supply/Demand has presented an
opportunity to increase dayrates without
much cost increases
Push dayrates to grow profits
and cash flow
Financial strength has us prepared for the
right move
Be ready for the right
acquisition
Core fleet to be replaced with fewer,
larger, more efficient vessels
Renew the fleet

Balance Financial Strength